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                                                                      Exhibit 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the following Registration Statements of United Dominion Realty Trust, Inc. and in the related Prospectus of our report dated January 27, 2004, with respect to the consolidated financial statements and schedule of United Dominion Realty Trust, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2003:

Registration Statement Number                      Description
-----------------------------                      -----------

        33-40433 Form S-3, pertaining to the registration of 900,000 shares of the Company's common stock.

        33-58201                         Form S-8, pertaining to the Employee's
                                         Stock Purchase Plan.

        333-11207                        Form S-3, pertaining to the
                                         registration of 1,679,840 shares of the
                                         Company's Common Stock.

        333-15133                        Form S-3, pertaining to the Company's
                                         Dividend Reinvestment and Stock
                                         Purchase Plan.

        333-32829                        Form S-8, pertaining to the Company's
                                         Stock Purchase and Loan Plan.

        333-44463                        Form S-3, pertaining to the Company's
                                         Dividend Reinvestment and Stock
                                         Purchase Plan.

        333-48557                        Form S-3, pertaining to the
                                         registration of 104,920 shares of
                                         Common Stock, including rights to
                                         purchase Series C Junior Participating
                                         Redeemable Preferred Stock.

        333-53401                        Form S-3, pertaining to the
                                         registration of 1,528,089 shares of
                                         Common Stock, including rights to
                                         purchase Series C Junior Participating
                                         Redeemable Preferred Stock.

        333-58600                        Form S-8, pertaining to the Employee's
                                         Stock Purchase Plan.

        333-64281                        Form S-3, pertaining to the
                                         registration of 849,498 shares of
                                         Common Stock, including rights to
                                         Purchase Series C Junior Participating
                                         Redeemable Preferred Stock.

        333-72885                        Form S-3, pertaining to the
                                         registration of 130,416 shares of
                                         Common Stock, including rights to
                                         purchase Series C Junior Participating
                                         Redeemable Preferred Stock.

        333-75897                        Form S-8, pertaining to the Company's
                                         1999 Long Term Incentive Plan.

        333-77107                        Form S-3, pertaining to the
                                         registration of 1,023,732 shares of
                                         Common Stock, including rights to
                                         purchase Series C Junior Participating
                                         Redeemable Preferred Stock.

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Registration Statement Number                      Description
-----------------------------                      -----------

        333-77161                        Form S-3, pertaining to the
                                         registration of 481,251 shares of
                                         Common Stock, including rights to
                                         purchase Series C Junior Participating
                                         Redeemable Preferred Stock.

        333-80279                        Form S-8, pertaining to the Company's
                                         1999 Open Market Purchase Program.

        333-82929                        Form S-3, pertaining to the
                                         registration of 95,119 shares of Common
                                         Stock, including rights to purchase
                                         Series C Junior Participating
                                         Redeemable Preferred Stock.

        333-86808                        Form S-3, pertaining to the
                                         registration of 12,307,692 shares of
                                         Common Stock, including rights to
                                         purchase Series C Junior Participating
                                         Redeemable Preferred Stock.

       333-101611                        Form S-3, Shelf Registration Statement,
                                         pertaining to the registration of $1
                                         billion of Common Stock, Preferred
                                         Stock and Debt Securities.

       333-106959                        Form S-3, pertaining to the
                                         registration of 3,425,217 shares of
                                         Common Stock, including rights to
                                         purchase Series C Junior Participating
                                         Redeemable Preferred Stock.



                                         /s/ Ernst & Young LLP

Richmond, Virginia
March 8, 2004